UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2026

Clearwater Analytics Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40838	87-1043711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 W. Main Street
Suite 900
Boise, Idaho	83702
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 208 433-1200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	CWAN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously announced, on December 20, 2025, Clearwater Analytics Holdings, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with GT Silver BidCo, Inc., a Delaware corporation (“Parent”), and GT Silver Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, on the terms and conditions set forth therein and in accordance with the Delaware General Corporation Law (the “DGCL”), Merger Sub will merge with and into the Company with the Company surviving the merger as a wholly owned subsidiary of Parent (the “Merger”).

The closing of the Merger is conditioned upon, among other things, the approval by the Australian Treasurer under the Foreign Acquisitions and Takeovers Act 1975 of Australia, as amended, pursuant to which certain acquisitions by foreign persons of Australian companies, businesses and real property assets, including the Merger, must be notified to the Foreign Investment Review Board (“FIRB”) for approval. Approval by the Australian Treasurer pursuant to the FIRB approval process was granted effective June 19, 2026. The Company has now obtained all required regulatory approvals that are conditions to the closing of the Merger. The Merger (the “Proposed Transaction”) is expected to close in the second quarter of 2026, subject to the satisfaction or waiver of other customary closing conditions.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Use of Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning the Company’s expectations with respect to the Proposed Transaction, including the timing thereof, and the Company’s possible or assumed future results of operations, business strategies, technology developments, financing and investment plans, dividend policy, competitive position, industry, economic and regulatory environment, potential growth opportunities and the effects of competition. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “aim,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms, but are not the exclusive means of identifying such statements.

Forward-looking statements involve known and unknown risks, uncertainties, and other factors, many of which are beyond the Company’s control, that may cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks and uncertainties may cause actual results to differ materially from the Company’s current expectations and include, but are not limited to: risks related to the Proposed Transaction, including (i) the risk that the Proposed Transaction may not be completed in a timely manner or at all; (ii) the possibility that any or all of the various conditions to the consummation of the Proposed Transaction may not be satisfied or waived; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the Proposed Transaction, including in circumstances which would require the Company to pay a termination fee; (iv) the effect of the announcement or pendency of the Proposed Transaction on the Company’s ability to attract, motivate or retain key executives and associates, its ability to maintain relationships with its customers, vendors, service providers and others with whom it does business, or its operating results and business generally; (v) risks related to the Proposed Transaction diverting management’s attention from the Company’s ongoing business operations; (vi) the risk of shareholder litigation in connection with the Proposed Transaction, including resulting expense or delay; (vii) certain restrictions during the pendency of the Proposed Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (viii) risks that the anticipated benefits of the Proposed Transaction are not realized when and as expected; (ix) the availability of capital and financing and rating agency actions in connection with the Proposed Transaction; and (x) other risks and uncertainties detailed in the

Company’s periodic public filings with the SEC, including but not limited to those discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed on February 18, 2026 (as amended by Amendment No. 1 thereto, filed with the SEC on April 1, 2026) and in other periodic reports filed by the Company with the SEC. These filings are available at www.sec.gov and on the Company’s website.

Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent management’s beliefs and assumptions only as of the date of this report and should not be relied upon as representing the Company’s expectations or beliefs as of any date subsequent to the time they are made. The Company does not undertake to and specifically declines any obligation to update any forward-looking statements that may be made from time to time by or on behalf of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARWATER ANALYTICS HOLDINGS, INC.

Date: June 22, 2026	By:	/s/ Alphonse Valbrune
		Name:	Alphonse Valbrune
		Title:	Chief Legal Officer and Corporate Secretary